                                                                      EXHIBIT 23

                CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

     We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 33-55663) pertaining to the Stanley Account Value Plan of our report dated June 25, 2004, with respect to the financial statements and schedules of the Stanley Account Value Plan included in this Annual Report (Form
11-K) for the year-ended December 31, 2003.

                                       /s/ Ernst & Young LLP

Hartford, Connecticut
June 25, 2004